UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: August 31, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUND, INC.

WESTERN ASSET HIGH YIELD FUND

FORM N-Q

AUGUST 31, 2015

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 83.7%
CONSUMER DISCRETIONARY - 15.1%
Automobiles - 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	680,000	$729,436
General Motors Co., Senior Notes	5.200%	4/1/45	280,000	263,757

Total Automobiles				993,193

Diversified Consumer Services - 0.5%
Service Corp. International, Senior Notes	5.375%	5/15/24	510,000	530,400
Service Corp. International, Senior Notes	7.500%	4/1/27	497,000	573,796
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	870,000	896,100

Total Diversified Consumer Services				2,000,296

Hotels, Restaurants & Leisure - 4.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,360,000	1,400,800	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	1,280,000	1,286,400	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,150,000	1,082,725	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	760,000	799,900
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	610,000	610,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	650,000	667,875	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	7,275	*(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	700,000	731,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,240,000	1,292,700
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	210,000	217,350	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,881,000	2,010,319	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	2,470,000	2,260,050	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	590,000	626,875
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	2,120,000	2,193,543	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	870,000	861,300
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,210,000	1,191,850	(a)

Total Hotels, Restaurants & Leisure				17,240,462

Household Durables - 2.6%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,700,000	1,763,750	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	690,000	705,525	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,330,000	1,359,925	(a)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	900,000	956,250
Standard Pacific Corp., Senior Notes	5.875%	11/15/24	290,000	297,250
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	230,000	234,600
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	210,000	233,100
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	1,160,000	1,170,869
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	540,000	583,200
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	510,000	526,575
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,190,000	2,025,750	(a)

Total Household Durables				9,856,794

Internet & Catalog Retail - 0.4%
Netflix Inc., Senior Notes	5.875%	2/15/25	1,530,000	1,589,288	(a)

Leisure Products - 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	910,000	925,925	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - 4.7%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	420,000	$429,450	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	860,000	905,150
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	1,450,000	1,436,216	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	590,000	600,175	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	472,815
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,630,000	3,307,837
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,620,000	1,539,000	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	1,090,000	791,613
MediaNews Group Inc.	12.000%	12/31/18	695,000	695,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,439,074	2,073,213	(a)(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,930,000	1,930,000	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	600,000	636,820
Tribune Media Co., Senior Notes	5.875%	7/15/22	550,000	554,125	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,310,000	2,370,637	(a)

Total Media				17,742,051

Specialty Retail - 1.1%
CST Brands Inc., Senior Notes	5.000%	5/1/23	510,000	505,538
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	550,000	571,790	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	700,000	722,750	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,400,000	2,100,000	(a)

Total Specialty Retail				3,900,078

Textiles, Apparel & Luxury Goods - 0.6%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	840,000	726,600	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	930,000	910,237
William Carter Co., Senior Notes	5.250%	8/15/21	700,000	722,750

Total Textiles, Apparel & Luxury Goods				2,359,587

TOTAL CONSUMER DISCRETIONARY				56,607,674

CONSUMER STAPLES - 4.2%
Beverages - 1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	807,700	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	520,000	523,120
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,530,000	1,564,425
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,080,000	1,254,150	(a)

Total Beverages				4,149,395

Food & Staples Retailing - 0.8%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,400,000	1,372,000	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,560,000	1,634,100	(a)

Total Food & Staples Retailing				3,006,100

Food Products - 1.4%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	910,000	919,100	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	402,000	433,917	(a)
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	530,000	651,140	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,320,000	1,349,700	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,060,000	1,920,950	(a)

Total Food Products				5,274,807

Household Products - 0.6%
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	290,000	262,450	(a)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	700,000	728,000	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,070,000	1,102,100	(a)

Total Household Products				2,092,550

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,310,000	$1,105,312

TOTAL CONSUMER STAPLES				15,628,164

ENERGY - 15.2%
Energy Equipment & Services - 1.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	570,000	487,350
CGG, Senior Notes	6.500%	6/1/21	2,160,000	1,215,000
FTS International Inc., Senior Secured Bonds	6.250%	5/1/22	1,000,000	375,000
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	570,000	364,800
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	50,000	11,500	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,420,000	544,500	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	970,000	218,250	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	679,250	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,000,000	420,000
McDermott International Inc., Secured Notes	8.000%	5/1/21	390,000	328,735	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	500,000	360,000	(a)
Parker Drilling Co., Senior Notes	7.500%	8/1/20	490,000	409,150

Total Energy Equipment & Services				5,413,535

Oil, Gas & Consumable Fuels - 13.7%
American Energy-Permian Basin LLC/AEPB Finance Corp., Secured Notes	8.000%	6/15/20	860,000	778,300	(a)
Antero Resources Corp., Senior Notes	5.375%	11/1/21	1,170,000	1,076,400
Antero Resources Corp., Senior Notes	5.125%	12/1/22	1,000,000	905,210
Approach Resources Inc., Senior Notes	7.000%	6/15/21	610,000	408,700
Arch Coal Inc., Senior Notes	7.000%	6/15/19	530,000	68,900
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,120,000	151,200
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	344,500
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	760,000	744,800	(a)
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	690,000	510,600
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	8.625%	10/15/20	630,000	337,888
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	7.875%	4/15/22	220,000	93,500
California Resources Corp., Senior Notes	6.000%	11/15/24	1,600,000	1,186,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	770,000	750,750
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	360,000	340,200
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	350,000	315,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,000,000	802,500
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	20,000	15,488
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,000,000	725,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	940,000	540,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,060,000	345,189
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,660,000	1,510,600
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	760,000	752,400	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	248,000	250,170
Enterprise Products Operating LLC, Subordinated Notes	7.034%	1/15/68	25,000	26,687	(f)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	340,000	329,290
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,130,000	960,500
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	680,000	622,200
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,000,000	820,000	(a)
Gulfport Energy Corp., Senior Notes	6.625%	5/1/23	640,000	595,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	950,000	$833,625	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,540,000	838,200
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	470,000	505,312
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	1,360,000	520,200
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	680,000	680,748	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,070,000	1,423,125
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	900,000	834,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	6/1/25	1,820,000	1,683,500
Matador Resources Co., Senior Notes	6.875%	4/15/23	870,000	839,550	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	700,000	563,500	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,390,000	1,136,325	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	582,550	*(d)(g)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	340,000	350,200
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,300,000	1,063,750	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,000,000	737,500
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	12.250%	5/15/19	290,000	87,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	820,000	803,600
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	270,000	217,350
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	570,000	473,100
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	470,000	371,300
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	810,000	623,700	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,070,000	1,048,600	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	900,000	707,130
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	550,000	413,820
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	810,000	813,969	(a)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	2,065,000	1,786,638
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	200,000	13,000	*(g)
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,010,000	909,000	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,360,000	1,210,400
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	610,000	626,775	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	990,000	940,500	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	780,000	698,100	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	930,000	911,400	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,560,000	6,400	*(g)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,670,000	1,411,150
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	600,000	450,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,020,000	785,400	(a)
SM Energy Co., Senior Notes	5.625%	6/1/25	1,380,000	1,224,750
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,500,000	1,327,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,479,000	1,471,605
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	560,000	484,400	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	950,000	959,500	(a)
Triangle USA Petroleum Corp., Senior Notes	6.750%	7/15/22	490,000	294,000	(a)
Vanguard Natural Resources LLC/VNR Finance Corp., Senior Notes	7.875%	4/1/20	690,000	483,000
WPX Energy Inc., Senior Notes	7.500%	8/1/20	470,000	451,379
WPX Energy Inc., Senior Notes	8.250%	8/1/23	500,000	481,250

Total Oil, Gas & Consumable Fuels				51,386,623

TOTAL ENERGY				56,800,158

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FINANCIALS - 11.0%
Banks - 3.7%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	890,000		$891,371	(a)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	480,000		453,240	(f)(h)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	220,000		226,600	(f)(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	560,000		638,400
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	600,000		636,446	(f)(h)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	550,000		563,200	(a)(f)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,410,000		1,432,913
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,470,000		1,488,375
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,170,000		1,134,900	(f)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	420,000		401,625	(f)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	950,000		939,313	(f)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	870,000		864,563	(f)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000		642,600	(f)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	570,000		575,700	(h)
Novo Banco SA, Senior Notes	5.875%	11/9/15	400,000	EUR	448,173	(i)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000		521,983
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	2,640,000	AUD	2,105,242	(f)(i)

Total Banks					13,964,644

Capital Markets - 0.3%
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000		981,976	(a)

Consumer Finance - 1.1%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000		509,107
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	230,000		232,875
Navient Corp., Senior Notes	5.875%	3/25/21	1,680,000		1,507,800
Navient Corp., Senior Notes	5.875%	10/25/24	1,580,000		1,335,100
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	910,000		738,238	(a)

Total Consumer Finance					4,323,120

Diversified Financial Services - 1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,000,000		1,007,500
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	450,000		471,375	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.690%	12/21/65	1,000,000		940,000	(a)(f)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	530,000		583,662
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,040,000		2,417,400

Total Diversified Financial Services					5,419,937

Insurance - 1.0%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	260,000		267,800
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	1,330,000		1,371,563
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,000,000		1,040,000	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	770,000		802,725
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000		311,600

Total Insurance					3,793,688

Real Estate Investment Trusts (REITs) - 1.6%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	1,920,000		1,969,565
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,620,000		1,640,250
ESH Hospitality Inc., Senior Notes	5.250%	5/1/25	1,010,000		979,700	(a)
Geo Group Inc., Senior Notes	5.125%	4/1/23	1,010,000		1,004,950
Geo Group Inc., Senior Notes	5.875%	10/15/24	330,000		339,075

Total Real Estate Investment Trusts (REITs)					5,933,540

Real Estate Management & Development - 1.6%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	2,490,000		2,265,900	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Management & Development - (continued)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,300,000	$1,355,250	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,580,000	1,647,150	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Secured Notes	11.000%	10/1/21	230,000	213,612
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	390,000	385,125

Total Real Estate Management & Development				5,867,037

Thrifts & Mortgage Finance - 0.3%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,090,000	1,062,750	(a)

TOTAL FINANCIALS				41,346,692

HEALTH CARE - 9.1%
Biotechnology - 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	650,000	665,438	(a)

Health Care Equipment & Supplies - 1.2%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	860,000	847,100	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,050,000	1,065,750	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,610,000	1,665,545	(a)
Hill-Rom Holdings Inc., Senior Notes	5.750%	9/1/23	1,050,000	1,068,375	(a)

Total Health Care Equipment & Supplies				4,646,770

Health Care Providers & Services - 5.2%
Acadia Healthcare Co. Inc., Senior Notes	5.625%	2/15/23	2,000,000	2,038,878
BioScrip Inc., Senior Notes	8.875%	2/15/21	790,000	591,512
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	880,000	862,400
ExamWorks Group Inc., Senior Notes	5.625%	4/15/23	1,500,000	1,535,625
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,000,000	1,080,000	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	120,000	120,144	(a)
HCA Inc., Notes	7.690%	6/15/25	1,415,000	1,606,025
HCA Inc., Senior Bonds	5.375%	2/1/25	4,360,000	4,425,400
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,300,000	1,347,307
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	730,000	817,600	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,420,000	1,482,125
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	720,000	797,400
Tenet Healthcare Corp., Senior Notes	6.750%	6/15/23	1,070,000	1,102,100
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,600,000	1,543,000

Total Health Care Providers & Services				19,349,516

Pharmaceuticals - 2.5%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	2,000,000	2,085,000	(a)
Endo Finance LLC/Endo Ltd./Endo Finco Inc., Senior Notes	6.000%	7/15/23	1,330,000	1,383,200	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	1,650,000	1,691,250	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	450,000	483,188	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,470,000	1,490,212	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	150,000	153,000	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	2,000,000	2,060,000	(a)

Total Pharmaceuticals				9,345,850

TOTAL HEALTH CARE				34,007,574

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
INDUSTRIALS - 11.9%
Aerospace & Defense - 0.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,820,000	$1,706,250	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	430,000	414,950

Total Aerospace & Defense				2,121,200

Air Freight & Logistics - 1.0%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	1,230,000	1,143,900	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	1,160,000	1,229,600	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,540,000	1,516,900	(a)

Total Air Freight & Logistics				3,890,400

Airlines - 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	720,000	746,928	(a)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	292,019	300,779	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,318,552	1,354,812	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	184,685	186,531
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	64,824	66,688
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	342,159	372,954
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	6.375%	1/2/16	230,000	232,875	(a)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	352,701	380,917	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	272,892	279,714
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	1,390,000	1,393,475
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,732,518	1,827,807

Total Airlines				7,143,480

Building Products - 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,220,000	1,140,700	(a)
USG Corp., Senior Notes	5.500%	3/1/25	500,000	497,500	(a)

Total Building Products				1,638,200

Commercial Services & Supplies - 2.0%
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,340,000	1,252,900
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,000,000	1,005,000	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	470,000	471,175	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	2,470,000	2,432,950
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	550,000	530,750
West Corp., Senior Notes	5.375%	7/15/22	1,790,000	1,682,600	(a)

Total Commercial Services & Supplies				7,375,375

Construction & Engineering - 1.3%
AECOM, Senior Notes	5.875%	10/15/24	480,000	483,600	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,450,000	1,076,625	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,660,000	2,287,600	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,320,000	963,600	(a)

Total Construction & Engineering				4,811,425

Electrical Equipment - 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	710,000	704,675	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Machinery - 1.2%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	$722,500	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,295,000	2,340,900	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	820,000	882,525
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	585,750	(a)

Total Machinery				4,531,675

Marine - 0.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000	1,375,200	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,140,000	889,200

Total Marine				2,264,400

Road & Rail - 0.9%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	1,030,000	1,042,875	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	630,000	634,725	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,350,000	1,228,500	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	920,000	646,300	(a)

Total Road & Rail				3,552,400

Trading Companies & Distributors - 1.1%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	820,000	814,367	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,770,000	1,840,800	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,440,000	1,432,800

Total Trading Companies & Distributors				4,087,967

Transportation - 0.7%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,400,000	1,435,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,180,000	1,180,000	(a)(b)

Total Transportation				2,615,000

TOTAL INDUSTRIALS				44,736,197

INFORMATION TECHNOLOGY - 2.8%
Communications Equipment - 0.3%
CommScope Inc., Senior Secured Notes	4.375%	6/15/20	160,000	161,400	(a)
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	1,000,000	972,500	(a)

Total Communications Equipment				1,133,900

Electronic Equipment, Instruments & Components - 0.7%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,660,000	1,684,900
NXP BV/NXP Funding LLC, Senior Notes	4.625%	6/15/22	820,000	811,800	(a)

Total Electronic Equipment, Instruments & Components				2,496,700

Internet Software & Services - 0.5%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	900,000	909,000	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000	877,887

Total Internet Software & Services				1,786,887

IT Services - 1.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,890,000	1,275,750	(a)
First Data Corp., Senior Secured Notes	5.375%	8/15/23	1,570,000	1,589,625	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	1,000,000	1,126,500

Total IT Services				3,991,875

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Semiconductors & Semiconductor Equipment - 0.3%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	630,000		$587,475	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	620,000		576,600

Total Semiconductors & Semiconductor Equipment					1,164,075

TOTAL INFORMATION TECHNOLOGY					10,573,437

MATERIALS - 7.0%
Chemicals - 0.9%
Celanese U.S. Holdings LLC, Senior Notes	4.625%	11/15/22	460,000		447,925
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	1,330,000		1,157,100
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		809,250	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	827,613	(a)

Total Chemicals					3,241,888

Construction Materials - 0.8%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,110,000		1,107,225	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	650,000		620,750	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,200,000		1,140,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000		212,750	(a)

Total Construction Materials					3,080,725

Containers & Packaging - 2.3%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,930,000		2,036,150	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		204,971	(a)
Ball Corp., Senior Notes	5.250%	7/1/25	1,210,000		1,203,950
BWAY Holding Co., Senior Notes	9.125%	8/15/21	800,000		812,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	950,000		921,500	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,765,000		1,720,875
Pactiv LLC, Senior Notes	7.950%	12/15/25	930,000		897,450
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	900,000		928,125

Total Containers & Packaging					8,725,021

Metals & Mining - 2.6%
ArcelorMittal, Senior Bonds	6.125%	6/1/25	900,000		830,250
ArcelorMittal, Senior Notes	6.250%	3/1/21	530,000		522,713
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,480,000		1,154,400	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	740,000		471,750
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	2,640,000		2,412,300	(a)
Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	830,000		757,375
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		62,325	*(a)(d)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	14,937		0	(c)(d)(j)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	200,000		172,000	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	560,000		577,920	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,534,489	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	500,000		533,750	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	250,000		232,188	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	742,000		450,542

Total Metals & Mining					9,712,002

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Paper & Forest Products - 0.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,630,000	$912,800	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	550,000	451,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	300,000	82,500

Total Paper & Forest Products				1,446,300

TOTAL MATERIALS				26,205,936

TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 2.4%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	1,050,000	1,048,530
CenturyLink Inc., Senior Notes	5.625%	4/1/25	480,000	428,640	(a)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,150,000	2,080,125	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	2,980,000	2,622,400
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	490,000	474,687
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	1,160,000	852,600
Oi SA, Senior Notes	5.750%	2/10/22	1,170,000	842,400	(a)
Windstream Services LLC, Senior Notes	7.500%	4/1/23	858,000	671,394

Total Diversified Telecommunication Services				9,020,776

Wireless Telecommunication Services - 2.7%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,800,000	1,791,000	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,500,000	5,204,375
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	760,000	846,450	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	870,000	811,819
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,760,000	1,543,520	(a)

Total Wireless Telecommunication Services				10,197,164

TOTAL TELECOMMUNICATION SERVICES				19,217,940

UTILITIES - 2.3%
Electric Utilities - 1.6%
Midwest Generation LLC, Pass-Through Certificates, Secured Bonds	8.560%	1/2/16	120,354	120,354
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	403,788	420,949
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	3,145,000	3,207,900
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,262,400

Total Electric Utilities				6,011,603

Independent Power and Renewable Electricity Producers - 0.7%
Foresight Energy LLC/Foresight Energy Finance Corp., Senior Notes	7.875%	8/15/21	950,000	731,500	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	974,294	1,000,479
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	830,000	788,500	(a)

Total Independent Power and Renewable Electricity Producers				2,520,479

TOTAL UTILITIES				8,532,082

TOTAL CORPORATE BONDS & NOTES (Cost - $345,439,849)				313,655,854

ASSET-BACKED SECURITIES - 2.8%
American Money Management Corp., 2015-16A E	5.874%	4/14/27	1,550,000	1,440,880	(a)(f)
Apidos CLO, 2015-21A D	5.827%	7/18/27	750,000	691,216	(a)(f)
Avery Point CLO Ltd., 2015-6A E1	5.880%	8/5/27	750,000	704,775	(a)(f)
Babson CLO Ltd., 2015-2A E	5.844%	7/20/27	500,000	470,350	(a)(f)
Carlyle Global Market Strategies, 2015-2A D	5.574%	4/27/27	750,000	695,475	(a)(f)
Cent CLO LP, 2015-23A D	5.677%	4/17/26	500,000	455,253	(a)(f)
Cumberland Park CLO Ltd., 2015-2A E	5.272%	7/20/26	500,000	452,000	(a)(c)(f)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - (continued)
Dryden Senior Loan Fund, 2013-26A E	4.789%	7/15/25	500,000	$444,337	(a)(f)
Dryden Senior Loan Fund, 2015-40A E	6.276%	8/15/28	1,030,000	976,955	(a)(f)
Galaxy CLO Ltd., 2015-20A E	5.781%	7/20/27	750,000	704,400	(a)(f)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.518%	7/20/27	1,000,000	930,364	(a)(f)
Neuberger Berman CLO Ltd., 2015-19A D	5.538%	7/15/27	1,250,000	1,159,000	(a)(f)
Oaktree CLO Ltd., 2015-1A D	5.909%	10/20/27	500,000	452,800	(a)(f)
Treman Park CLO LLC, 2015-1A E	6.461%	4/20/27	1,000,000	976,900	(a)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $10,697,582)				10,554,705

CONVERTIBLE BONDS & NOTES - 0.3%
MATERIALS - 0.3%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000	388,575

Metals & Mining - 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,111,520	722,488	(a)(b)(d)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $1,516,768)				1,111,063

SENIOR LOANS - 4.4%
CONSUMER DISCRETIONARY - 1.5%
Hotels, Restaurants & Leisure - 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	922,133	(k)(l)

Leisure Products - 0.3%
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	965,300	939,558	(k)(l)

Specialty Retail - 0.8%
CWGS Group LLC, Term Loan	5.250%	2/20/20	1,748,000	1,752,370	(k)(l)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	640,000	420,267	(k)(l)
Spencer Gifts LLC, Second Lien Term Loan	9.250%	11/12/21	830,000	838,300	(k)(l)

Total Specialty Retail				3,010,937

Textiles, Apparel & Luxury Goods - 0.2%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	638,400	593,313	(k)(l)

TOTAL CONSUMER DISCRETIONARY				5,465,941

CONSUMER STAPLES - 0.4%
Food Products - 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	521,950	(k)(l)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	940,317	937,966	(k)(l)

TOTAL CONSUMER STAPLES				1,459,916

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	470,000	351,716	(k)(l)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	680,842	605,949	(k)(l)

TOTAL ENERGY				957,665

HEALTH CARE - 0.7%
Health Care Equipment & Supplies - 0.3%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	491,053	489,212	(k)(l)
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	730,000	716,312	(k)(l)

Total Health Care Equipment & Supplies				1,205,524

Health Care Providers & Services - 0.4%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,480,000	1,455,950	(k)(l)

TOTAL HEALTH CARE				2,661,474

INDUSTRIALS - 0.7%
Commercial Services & Supplies - 0.3%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	959,248	981,630	(k)(l)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Machinery - 0.4%
Intelligrated Inc., First Lien Term Loan	4.500 - 5.750%	7/30/18	1,514,503		$1,508,824	(k)(l)

TOTAL INDUSTRIALS					2,490,454

MATERIALS - 0.3%
Metals & Mining - 0.3%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	446,625		394,146	(k)(l)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	916,405		738,852	(k)(l)

TOTAL MATERIALS					1,132,998

UTILITIES - 0.6%
Electric Utilities - 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	987,525		943,087	(k)(l)

Independent Power and Renewable Electricity Producers - 0.4%
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,463,156		1,465,289	(k)(l)

TOTAL UTILITIES					2,408,376

TOTAL SENIOR LOANS (Cost - $17,012,895)					16,576,824

SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
United Mexican States, Senior Bonds (Cost - $2,647,509)	6.500%	6/9/22	32,317,000	MXN	2,008,874

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.9%
U.S. Government Obligations - 1.9%
U.S. Treasury Notes (Cost - $6,993,306)	1.625%	6/30/20	7,000,000		7,030,079

			SHARES
COMMON STOCKS - 3.1%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Ford Motor Co.			69,498		963,937

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			81,754		0	*(c)(d)(j)

Media - 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		202,584	*(d)

TOTAL CONSUMER DISCRETIONARY					1,166,521

ENERGY - 1.0%
Energy Equipment & Services - 1.0%
KCAD Holdings I Ltd.			424,046,710		3,839,743	*(c)(d)

FINANCIALS - 1.2%
Banks - 1.2%
Citigroup Inc.			53,156		2,842,783
JPMorgan Chase & Co.			24,911		1,596,795

TOTAL FINANCIALS					4,439,578

HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Physiotherapy Associates Holdings Inc.			13,200		1,095,600	*(c)(d)

INDUSTRIALS - 0.2%
Marine - 0.2%
DeepOcean Group Holding AS			111,195		716,763	*(c)(d)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

SECURITY			SHARES	VALUE
MATERIALS - 0.1%
Metals & Mining - 0.1%
Mirabela Nickel Ltd.			3,069,757	$181,114	*(c)(d)

TOTAL COMMON STOCKS (Cost - $11,722,469)				11,439,319

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp. (Cost - $841,000)	6.000%		10,900	418,287

PREFERRED STOCKS - 1.0%
FINANCIALS - 1.0%
Consumer Finance - 0.8%
GMAC Capital Trust I	8.125%		117,022	2,987,572	(f)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	7.875%		31,950	816,322	(f)

TOTAL PREFERRED STOCKS (Cost - $3,542,251)				3,803,894

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	298,610	*(a)
Jack Cooper Holdings Corp.		5/6/18	1,159	150,670	*(a)

TOTAL WARRANTS (Cost - $63,365)				449,280

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $400,476,994)				367,048,179

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 0.3%
Repurchase Agreements - 0.3%
Deutsche Bank Securities Inc. repurchase agreement dated 8/31/15; Proceeds at maturity - $1,100,004; (Fully collateralized by U.S. government obligations, 0.250% due 1/15/25; Market value - $1,122,000) (Cost - $1,100,000)	0.120%	9/1/15	1,100,000	1,100,000

TOTAL INVESTMENTS - 98.2% (Cost - $401,576,994#)				368,148,179
Other Assets in Excess of Liabilities - 1.8%				6,758,208

TOTAL NET ASSETS - 100.0%				$374,906,387

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The maturity principal is currently in default as of August 31, 2015.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of August 31, 2015.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	August 31, 2015

Abbreviations used in this schedule:

AUD	— Australian Dollar
CLO	— Collateral Loan Obligation
EUR	— Euro
MXN	— Mexican Peso
REFI	— Refinancing

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$54,829,949	$1,777,725		$56,607,674
Materials	—	26,205,936	0	*	26,205,936
Utilities	—	5,203,828	3,328,254		8,532,082
Other corporate bonds & notes	—	222,310,162	—		222,310,162
Asset-backed securities	—	10,102,705	452,000		10,554,705
Convertible bonds & notes	—	1,111,063	—		1,111,063
Senior loans:
Consumer discretionary	—	4,627,641	838,300		5,465,941
Consumer staples	—	521,950	937,966		1,459,916
Energy	—	351,716	605,949		957,665
Utilities	—	1,465,289	943,087		2,408,376
Other senior loans	—	6,284,926	—		6,284,926
Sovereign bonds	—	2,008,874	—		2,008,874
U.S. government & agency obligations	—	7,030,079	—		7,030,079
Common stocks:
Consumer discretionary	$963,937	—	202,584		1,166,521
Energy	—	—	3,839,743		3,839,743
Financials	4,439,578	—	—		4,439,578
Health care	—	—	1,095,600		1,095,600
Industrials	—	—	716,763		716,763
Materials	—	—	181,114		181,114
Convertible preferred stocks	—	418,287	—		418,287
Preferred stocks	3,803,894	—	—		3,803,894
Warrants	—	—	449,280		449,280

Total long-term investments	$9,207,409	$342,472,405	$15,368,365		$367,048,179

Short-term investments†	—	1,100,000	—		1,100,000

Total investments	$9,207,409	$343,572,405	$15,368,365		$368,148,179

Other financial instruments:
Futures contracts	$24,902	—	—		$24,902
Forward foreign currency contracts	—	$9,698	—		9,698
Centrally cleared credit default swaps on credit indices – sell protection	—	56,760	—		56,760
OTC credit default swaps on corporate issues - sell protection‡	—	505,234	—		505,234

Total other financial instruments	$24,902	$571,692	—		$596,594

Total	$9,232,311	$344,144,097	$15,368,365		$368,744,773

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$50,088	—		$50,088

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES					ASSET-BACKED SECURITIES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	INDUSTRIALS	MATERIALS		UTILITIES
Balance as of May 31, 2015	$2,477,462	$6,561,240	$0	*	$3,648,092	—
Accrued premiums/discounts	7,045	(5,074)	—		(1,796)	$157
Realized gain (loss)	—	—	—		—	—
Change in unrealized appreciation (depreciation)[1]	(43,112)	(113,642)	—		(202,629)	(123)
Purchases	56,929	—	—		—	451,966
Sales	(720,599)	(112,660)	—		(115,413)	—
Transfers into Level 3	—	—	—		—	—
Transfer out of Level 3[3]	—	(6,329,864)	—		—	—

Balance as of August 31, 2015	$1,777,725	—	$0	*	$3,328,254	$452,000

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[1]	$(43,112)	—	—		$(202,629)	$(123)

	SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	CONSUMER STAPLES	ENERGY	UTILITIES
Balance as of May 31, 2015	$923,650	$1,467,813	$875,606	—
Accrued premiums/discounts	603	1,375	712	—
Realized gain (loss)	—	29	4,515	—
Change in unrealized appreciation (depreciation)[1]	10,330	(6,883)	(77,926)	—
Purchases	825,850	—	—	—
Sales	—	(2,418)	(196,958)	—
Transfer into Level 3[2]	—	—	—	$943,087
Transfer out of Level 3[3]	(922,133)	(521,950)	—	—

Balance as of August 31, 2015	$838,300	$937,966	$605,949	$943,087

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[1]	$12,363	$(4,415)	$(77,926)	—

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS
Balance as of May 31, 2015	$165,371	$4,649,248	$1,095,600	$1,047,123	—
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	37,213	(809,505)	—	(330,360)	—
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Transfer into Level 3[2]	—	—	—	—	$181,114
Transfer out of Level 3[3]	—	—	—	—	—

Balance as of August 31, 2015	$202,584	$3,839,743	$1,095,600	$716,763	$181,114

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[1]	$37,213	$(809,505)	—	$(330,360)	—

INVESTMENTS IN SECURITIES	WARRANTS	TOTAL
Balance as of May 31, 2015	—	$22,911,205
Accrued premiums/discounts	—	3,022
Realized gain (loss)	—	4,544
Change in unrealized appreciation (depreciation)[1]	—	(1,536,637)
Purchases	—	1,334,745
Sales	—	(1,148,048)
Transfer into Level 3[2]	$449,280	1,573,481
Transfer out of Level 3[3]	—	(7,773,947)

Balance as of August 31, 2015	$449,280	$15,368,365

Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2015[1]	—	$(1,418,494)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 8/31/15 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average		Impact to Valuation from an Increase in Input*
Common Stock	$3,840	Market Approach	EBITDA Multiple	6.57	x	Increase
			Liquidity Discount	6.13%		Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Investments

At August 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,625,263
Gross unrealized depreciation	(40,054,078)

Net unrealized depreciation	$(33,428,815)

At August 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	6	12/15	$952,652	$927,750	$24,902

At August 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	219,757	USD	239,706	Credit Suisse	11/13/15	$7,175
EUR	100,000	USD	109,821	Royal Bank of Scotland PLC	11/13/15	2,523
USD	2,309,116	EUR	2,100,000	Royal Bank of Scotland PLC	11/13/15	(50,088)

Total						$(40,390)

Abbreviations used in this table:

EUR	— Euro
USD	— United States Dollar

Notes to Schedule of Investments (unaudited) (continued)

At August 31, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†		MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.24 Index)	$3,616,965	6/20/20	5.000% quarterly		$(163,413)	$(220,173)	$56,760

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT AUGUST 31, 2015[4]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Deutsche Bank AG (Ally Financial Inc. 7.500% due 9/15/20)	$3,430,000	6/20/20	1.69%	5.000% quarterly	$505,234	$422,036	$83,198

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	October 21, 2015

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 21, 2015